Corporate Bylaws
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                                     BY LAWS
                                       OF

                                   SHAFT, INC.

                                 (A CORPORATION)

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                                TABLE OF CONTENTS




ARTICLE I....................................................................4
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   OFFICES...................................................................4
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      Section 1: PRINCIPAL OFFICES...........................................4
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      Section 2:  OTHER OFFICES..............................................4
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ARTICLE II...................................................................4
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   MEETINGS OF SHAREHOLDERS..................................................4
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      Section 1:ANNUAL MEETING...............................................4
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      Section 2.  PLACE OF MEETINGS..........................................4
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      Section 3: SHAREHOLDER ACTION WITHOUT MEETING..........................5
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      Section 4:SPECIAL MEETINGS.............................................5
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      Section 5: NOTICE OF MEETINGS..........................................5
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      Section 6: WAIVER OF NOTICE............................................5
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      Section 7: QUORUM......................................................5
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      Section 8: PROXIES.....................................................6
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      Section 9: VOTING......................................................6
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      Section 10: LIST OF SHAREHOLDERS.......................................6
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      Section 11: INSPECTORS.................................................6
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      Section 12: ELECTION BY BALLOT.........................................6
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      Section 13: ORDER OF BUSINESS..........................................7
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ARTICLE III..................................................................7
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   BOARD OF DIRECTORS........................................................7
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      Section 1: GENERAL POWERS..............................................7
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      Section 2: ENUMERATION OF DIRECTOR'S POWER.............................7
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      Section 3: NUMBER, TENURE, QUALIFICATION AND ELECTIONS.................8
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      Section 4: VACANCIES...................................................8
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      Section 5: ANNUAL MEETING..............................................9
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      Section 6: NOTICE OF MEETINGS..........................................9
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      Section 7: PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.................9
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      Section 8: SPECIAL MEETINGS............................................9
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      Section 9: MAJORITY OF QUORUM..........................................9
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      Section 10: TRANSACTIONS OF BOARD OF DIRECTORS........................10
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      Section 11: ADJOURNMENT...............................................10
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      Section 12: CONDUCT OF MEETINGS.......................................10
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      Section 13:  ACTION WITHOUT MEETING...................................10
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      Section 14:  FEES AND COMPENSATION OF DIRECTORS.......................10
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      Section 15:  APPROVAL OF BONUSES FOR DIRECTORS AND OFFICERS...........11
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ARTICLE IV..................................................................11
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   OFFICERS.................................................................11
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      Section 1:  OFFICERS..................................................11
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      Section 2:  ELECTION OF OFFICERS......................................11
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      Section 3:  SUBORDINATE OFFICERS......................................11
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      Section 4:  REMOVAL AND RESIGNATION OF OFFICERS.......................11
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      Section 5:  VACANCIES IN OFFICES......................................12
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      Section 6:  PRESIDENT.................................................12
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      Section 7:  VICE PRESIDENT............................................12
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      Section 8:  SECRETARY.................................................12
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      Section 9:  CHIEF FINANCIAL OFFICER...................................13
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ARTICLE V...................................................................13
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   INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS......13
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      Section 1:  AGENTS, PROCEEDINGS, AND EXPENSES.........................13
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      Section 2: ACTIONS OTHER THAN BY THE CORPORATION......................14
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      Section 3: ACTIONS  BY THE CORPORATION................................14
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      Section 4: SUCCESSFUL DEFENSE BY AGENT................................15
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      Section 5: REQUIRED APPROVAL..........................................15
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      Section 6: ADVANCE OF EXPENSES........................................16
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      Section 7: OTHER CONTRACTUAL RIGHTS...................................16
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      Section 8: INSURANCE..................................................16
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      Section 9: FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN.............16
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ARTICLE VI..................................................................17
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   STOCK CERTIFICATES.......................................................17
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      Section 1: FORM.......................................................17
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      Section 2:TRANSFERS...................................................17
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      Section 3: LOST, DESTROYED, AND STOLEN CERTIFICATES...................17
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ARTICLE VII.................................................................18
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   CORPORATE ACTIONS........................................................18
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      Section 1: CONTRACTS..................................................18
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      Section 2:  LOAN......................................................18
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      Section 3: CHECKS, DRAFTS, OR ORDERS..................................18
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      Section 4:  BANK DEPOSITS.............................................18
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ARTICLE III.................................................................19
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   MISCELLANEOUS............................................................19
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      Section 1:  INSPECTION OF CORPORATE RECORDS...........................19
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      Section 2: INSPECTION OF ARTICLES OF INCORPORATION AND BYLAWS.........19
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      Section 3:  FISCAL YEAR...............................................19
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      Section 4:CONSTRUCTION AND DEFINITION.................................19
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ARTICLE IX..................................................................20
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   AMENDMENTS TO BYLAWS.....................................................20
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                                    ARTICLE I

                                     OFFICES

         Section 1: PRINCIPAL OFFICES

         The principal office for the transaction of the business of the Corporation is fixed and located at the residence of the President. The Board of Directors may, from time to time, change the Principal Office from one location to another as may be necessary.
         The Secretary shall note any change of the location of the Principal Office on these By-Laws contiguous this section, or this section may be amended to identify the new location.

         Section 2:  OTHER OFFICES

         The  Board  of  Directors  may,  at  any  time,   establish  branch  or
subordinate offices at any place or places.

ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1:ANNUAL MEETING

         The annual meeting of shareholders shall be held on the last day of June of each year at 9:00 or at such other date and time that shall be scheduled by the Board of Directors to the extent that such scheduling is in compliance with the laws of the State of .
         At this meeting, Directors shall be elected, and any other proper business within the power of the shareholders may be transacted. In the event that an annual meeting is not held in any year, the Board of Directors, as then constituted, shall continue to perform their duties until such annual or special meeting is properly called and they, or any of them, are re-elected or replaced.

         Section 2.  PLACE OF MEETINGS

         All annual shareholders meetings shall be held at the Corporation's Principal Office, or at an alternate location selected by the Board of Directors upon notification to the shareholders as required by Section 4 of these Articles.
         All other shareholders meetings shall be held either at the Principal Office or any other place within or outside the State of that may be designated either by the Board of Directors in accordance with these Bylaws, or by the written consent of all persons entitled to vote at the meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

         Section 3: SHAREHOLDER ACTION WITHOUT MEETING

         Pursuant to law, any action which could be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power of the Corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consent shall be required.

         Section 4:SPECIAL MEETINGS

         A special shareholders meeting, for any purpose whatsoever, may be called at any time by the President, any Vice-President, the Board of Directors, or one or more shareholders holding not less than one-tenth (1/10) of the voting power of the Corporation.

         Section 5: NOTICE OF MEETINGS

         Written notices specifying the place, day, and hour of the meeting and, in the case of a special meeting, the general nature of the business to be transacted, shall be given not less than ten (10) days, nor more than fifty (50) days before the date of the meeting.
         Such notice must be given personally or by mail or by other means of written communication, addressed to the shareholder at the address appearing on the books of the corporation, or given by the shareholder to the Corporation for the purpose of notice.
         If no such address appears or is given by a shareholder of record entitled to vote at the meeting, notice is given in the at the place where the Principal Executive Office of the Corporation is located, or by publication at least once in a newspaper of general circulation in the county where the Principal Executive Office is located.

Section 6: WAIVER OF NOTICE

         A shareholder may waive notice of any annual or special meeting by signing a written notice of waiver either before or after the date of such meeting.

Section 7: QUORUM

         The presence in person or by proxy of the holders of at least fifty-one percent (51%) of the outstanding shares entitled to vote at any meeting of the shareholders shall constitute a quorum fro the transaction of business.
         The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 8: PROXIES

         Every person entitled to vote at a shareholders' meeting of the Corporation, or entitled to execute written consent authorizing action in lieu of a meeting, may do so either in person or by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

Section 9: VOTING

         Except as otherwise provided in the Articles of Incorporation, or by agreement, or by the general Corporation law, shareholders at the close of business on the record date are entitled to notice an to vote.

Section 10: LIST OF SHAREHOLDERS

         The Secretary shall prepare, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each shareholder, for any purpose germane to the meeting. This list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder present.

Section 11: INSPECTORS

         At each meeting of shareholders, the Chairperson of the meeting may appoint one or more Inspectors of Voting whose duty it shall be to receive and count the ballots and make a written report showing the results of the balloting. The Secretary of the Corporation may perform this function.

Section 12: ELECTION BY BALLOT

         Election for Directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. No cumulative voting shall be allowed.

Section 13: ORDER OF BUSINESS

         The order of business at the annual meeting of the shareholders, insofar as possible, and at all other meetings of shareholders, shall be as follows:

1.       Call to Order
2.       Proof of Notice of Meeting
3.       Reading and disposing of any unapproved minutes
4.       Reports of Officers
5.       Reports of Committees
6.       Election of Directors
7.       Disposition of unfinished business
8.       Disposition of new business
9.       Adjournment

                                   ARTICLE III

                               BOARD OF DIRECTORS

Section 1: GENERAL POWERS

         Subject to the provisions of the Corporation Act, and any limitations in the Articles of Incorporation, and any limitations in the Articles of Incorporation and these Bylaws relating to actions required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 2: ENUMERATION OF DIRECTOR'S POWER

         Without prejudice to these general rules, and subject to the same limitation, the Board of Directors shall have the power to:

1. Select and remove all officers, agents and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, withy the Articles of Incorporation, and these Bylaws; fix their compensation; and require from them security for faithful service.

2. Change the principal Executive Office or the Principal Business Office from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or outside the State of ; and designate any place within or outside the State of for the holding of any shareholders meeting or meetings, including Annual Meetings.

3. Adopt, make, or use a Corporate Seal; prescribe the forms of Certificates of Stock; and alter the form of the Seal and Certificate.

4. Authorize the issuance of shares of stock of the Corporation on any lawful terms, in consideration of moneys paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

5.   Engage  in  and/or  adopt  employment  agreements,   contracts,   or  other
     employment contracts with independent contractors, companies, government agencies, or individuals.

             Section 3: NUMBER, TENURE, QUALIFICATION AND ELECTIONS

     To the extent allowed by the Articles of Incorporation, the Board of Directors shall be fixed from time to time by resolution of the Board, but shall not be less than one (1), nor shall it exceed Nine (9). Directors need not be shareholders of the Corporation.

     The number of Directors may be increased beyond nine (9) only by approval of the outstanding shares of the Corporation. The Directors of the Corporation shall be elected at the Annual Meeting of the shareholders and shall serve until the next annual or special meeting is properly called and they, or any of them, are re-elected and until their successors have been elected and qualified.

Section 4: VACANCIES

     A vacancy, or vacancies, on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors, by resolution, declares vacant that office of a Director who has been declared of unsound mind by an order of court, or convicted of a felony, or if the authorized number of Directors is increased, the shareholders fail at any meeting of shareholders at which the Director or Directors are elected, to elect the number of Directors to be voted for at that meeting. Any Director may resign effective immediately upon giving written notice to the Chairperson of the Board, the President, the Secretary, or the Board of Directors, unless a notice specifies a later time for the resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective. Vacancies on the Board of Directors may be filled by a majority of the remaining Directors, whether or not less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the shareholders of the outstanding shares entitles to vote.

     The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote, except that filling a vacancy created by a removal of a Director shall require the written consent of the holders of all outstanding shares entitled to vote.

     Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

Section 5: ANNUAL MEETING

         Immediately following each annual meeting of shareholders, the Board of Directors may hold a regular meeting at the place that the annual meeting of shareholders was held or at any other place that shall have been designated by the Board of Directors for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of these regular meetings shall not be required.

Section 6: NOTICE OF MEETINGS

         Notice need not be given of regular meetings of the Board of Directors, nor is it necessary to give notice of adjourned meetings. Notice of special meetings shall be in writing by mail at least four (4) days prior to the date of the meeting or forty-eight (48) hours' notice delivered personally.

Section 7: PLACE OF MEETINGS AND MEETINGS BY TELEPHONE

         Regular and special meetings of the Board of Directors may be held at any place within or outside the State of that has been designated from time to time by the Board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference in the meeting can hear one another, and all such Directors shall be present in person at the meeting.

Section 8: SPECIAL MEETINGS

         The Chairman of the Board or the President, any Vice President, or the Secretary may call special meetings of the Board of Directors, for any purpose or purposes, at any time.

Section 9: MAJORITY OF QUORUM

         A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business except as hereinafter provided.

Section 10: TRANSACTIONS OF BOARD OF DIRECTORS

         Except as otherwise provided in the Articles or these Bylaws, or by law, every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present, is the act of the Board, provided, however, that any meeting at which a quorum was initially present may continue to transact business notwithstanding the withdrawal of Directors if any action taken is approved by a least a majority of the required quorum for such meeting.

Section 11: ADJOURNMENT

         A majority of Directors present at any meeting, whether or not a quorum is present, may adjourn the meeting to another time and place. If the meeting is adjourned for more that twenty-four (24) hours, notice of the adjournment to another time and place must be given prior to the time of the adjourned meeting to the Directors who were present at the time of the adjournment.

Section 12: CONDUCT OF MEETINGS

         The Chairman of the Board, or if there is no such officer, the President, or in his or her absence, any Director selected by the Director present, shall preside at the meeting of the Board of Directors. The Secretary of the Corporation, or in the Secretary's absence any person appointed by the Presiding Officer, shall act as Secretary of the Board.

Section 13:  ACTION WITHOUT MEETING

         Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent, in writing, to such action. Such action by unanimous vote of the Board of Directors. Such written consent (s) shall be filed with the minutes of the proceedings of the Board.

Section 14:  FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

Section 15:  APPROVAL OF BONUSES FOR DIRECTORS AND OFFICERS

         No bonuses of share in the earnings or profits of the Corporation shall be paid to any of the officers, Directors, or employees of the Corporation except as approved by the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

Section 1:  OFFICERS

         The officers of the Corporation shall be a President, a Vice-President, a Secretary, and a Chief Financial Officer (Treasurer). The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. The same person, except the offices of President and Secretary, may hold any number of offices.

Section 2:  ELECTION OF OFFICERS

     The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

Section 3:  SUBORDINATE OFFICERS

     The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require. Each of them shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board of Directors may from time to time determine.

Section 4:  REMOVAL AND RESIGNATION OF OFFICERS

     Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect on the date of receipt of that notice, or at any later time specified in that notice, unless otherwise specified in that notice. Any resignation is without prejudice to the rights, if any, of the corporation under any contract for which the officer is a party.

Section 5:  VACANCIES IN OFFICES

     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification, or any other cause, shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

Section 6:  PRESIDENT

     Subject to such powers, if any, as may be given by the Bylaws or Board of Directors to other officers of the Corporation, the President shall be the General Manager and Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall have the general powers and duties of management usually vested in the officer of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 7:  VICE PRESIDENT

     In  the  absence  or  disability  of  the  President,   the  Vice-President
designated by the Board of Directors shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon, the President. The sole duty of the Vice-President of this Corporation shall be to function as a representative of the President in such case as the President may be absent or disabled. The Vice-President may, when not acting in the representative capacity of the President, hold other positions and be assigned other duties within the Corporation.

Section 8:  SECRETARY

     The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Director meetings or committee meetings, the number of shares present or represented at shareholders meetings, and the proceedings. The Secretary shall keep, or cause to be kept, at the principal executive office or at the officer of the Corporation shall give, or cause to be given, notice of all meetings of the shareholders, of the Board of Directors, and of committees of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation, if one is adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 9:  CHIEF FINANCIAL OFFICER

     The Chief Financial Officer (Treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The book of accounts shall at all reasonable times be opened to inspection by any Director.

     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform other such duties as may be prescribed by the Board of Directors or the Bylaws.

                                    ARTICLE V

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

Section 1:  AGENTS, PROCEEDINGS, AND EXPENSES

     For the purpose of this Article, "agent" means any person who is, or was, a Director, Officer, employee, or other agent of this Corporation, or is, or was, serving at the request of this Corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without imitation, attorney's fees and any expenses of establishing a right to indemnification under Section 4 or Section 5 (C) of this Article.

Section 2: ACTIONS OTHER THAN BY THE CORPORATION

     This Corporation shall defend and indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that such person is or a was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that that person reasonably believed to be in the best interests if this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a pleas of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of this Corporation or that the person had reasonable cause to believe that the person's conduct was lawful.

Section 3: ACTIONS  BY THE CORPORATION

     This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that said person is or was an agent, counsel to the Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that that person believed to be in the best interests of this Corporation and with such care, including reasonably inquiry, that such action would not be deemed grossly negligent on the part of such agent ( for the purposes of this Article V, the term "agent" shall mean and include all officers, directors, counsel, and employees). Indemnification shall be available under this Section 3, conditioned only upon the following:

(a) In respect of any claim, issue or matter as to which that person may be liable to this Corporation, the duty and obligation of the Corporation to defend and indemnify such agent shall be absolute unless and only to the extent that the court in which that action was brought shall determine, upon application, that in view of all the circumstances of the case, said person acted with reckless disregard equated to gross negligence with regard to the specific claims made against said person;

(b) The indemnification provisions set-forth herein are to be interpreted as broadly as possible in their application to any officer, director, counsel or agent of the corporation, to include accountants and counsel for the corporation. Such interpretation shall treat these provisions as continuing contractual obligations of the corporation and subsequent modification shall not limit the effect of these provisions as applied to the covered classes who were so covered, at any time following adoption hereof.

Section 4: SUCCESSFUL DEFENSE BY AGENT

     To the extent that an agent of this corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 2 or 3 of this Article, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith. An agent shall be deemed successful if the Court fails to make a specific finding regarding the degree of fault as set forth in
Section 3, hereinabove.

Section 5: REQUIRED APPROVAL

         Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or 3 of this Article, by:

(a) A majority vote of a quorum consisting of Directors who are not parties to the proceeding;

(b) Approval by the affirmative vote of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present or by written consent of holders of a majority of the outstanding shares entitled to vote; or

(c) The court in which the proceeding is or was pending, on application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this Corporation.

Section 6: ADVANCE OF EXPENSES

         Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of an understanding by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.


Section 7: OTHER CONTRACTUAL RIGHTS

         Nothing   contained  in  this   Article   shall  affect  any  right  to
indemnification to which persons other than Directors and officers of this Corporation or any subsidiary hereof may be entitled to contract or otherwise.

Section 8: INSURANCE

         Upon and in the event of a determination by the Board of Directors of this Corporation to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this section.

Section 9: FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN

         This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of any employee benefit plan in that person's capacity as such, even though that person may also be an agent of the Corporation as defined in Section 2 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.

                                   ARTICLE VI

                               STOCK CERTIFICATES

Section 1: FORM

         The shares of the Corporation shall be represented by certificates signed by the President or Vice President, and the Chief Financial Officer or the Secretary of the Corporation. Any or all of such signatures may be facsimiles if countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. Each such certificate shall also state:

(a)  The  name  of  the  record  holder  of  the  shares   represented  by  such
     certificate;

(b)  The number of shares represented thereby;

(c)  A designation of any class or series of which such shares are a part;

(d)  That the corporation is organized under the laws of the State of Nevada.

(e) Any restrictions applicable to the shares shall be so designated on the face thereof.

Section 2:TRANSFERS

         Transfer of shares of the Corporation shall be made in the manner set forth in the Nevada Uniform Commercial Code. The Corporation shall maintain stock transfer books, and any transfers shall be registered thereon only on request and surrender of the stock certificate representing the transferred shares, duly endorsed; if transfer is by Power of Attorney, the Power of attorney shall be deposited with the Secretary of the Corporation or with the designated Transfer Agency.

Section 3: LOST, DESTROYED, AND STOLEN CERTIFICATES
         No certificate or shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, stolen, or mutilated except on production of such evidence and provision of such indemnity to the Corporation as the Board of Directors may prescribe.

                                   ARTICLE VII

                                CORPORATE ACTIONS

Section 1: CONTRACTS

         The Board of Directors may authorize any officer or officers, or any agent or agents of the Corporation, to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2:  LOAN

         No loan shall be made by the Corporation to its officers or Directors, and no loan shall be made by the Corporation secured by its shares. No loan shall be made or contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3: CHECKS, DRAFTS, OR ORDERS

         All checks, drafts, or other orders for the payment of money by or to the Corporation and all notes and other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined by resolution of the Board of Directors.

Section 4:  BANK DEPOSITS

         All funds of the Corporation and otherwise employed, shall be deposited to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   ARTICLE III

                                  MISCELLANEOUS

Section 1:  INSPECTION OF CORPORATE RECORDS

         The stock ledger and minute books may be kept by any information storage device if readily convertible into legible form. Any shareholder of record, in person or by an attorney or agent who presents proof of such position with guaranteed signature on such proof, may, upon written demand under oath, stating purpose, inspect for any proper purpose, the stock ledger, list of shareholders and make written extracts of the same. Such extracts shall be made in writing by the individual preparing or requesting such inspection and such inspection shall be during normal business hours and shall not be made without at least five (5) business days written notice thereof. Such notice, to be effective must be received not at least five (5) business days prior to the proposed inspection date, a signed receipt from the US Postal Service shall be proof of such notice and the date of receipt.

Section 2: INSPECTION OF ARTICLES OF INCORPORATION AND BYLAWS

         The original or a copy of the Articles of Incorporation and Bylaws of the Corporation, as amended or otherwise altered to date, and certified by the Secretary of the Corporation, shall at all times be kept at the principal executive office of the Corporation. Such Articles and Bylaws shall be open for inspection to all shareholders of record or holders of voting trust certificates at all reasonable times during the business hours of the Corporation.

Section 3:  FISCAL YEAR

         The fiscal year of the Corporation shall begin on the first day of January of each year and end at midnight on the last day of December of the same year or as otherwise determined by the Board of Directors.

Section 4:CONSTRUCTION AND DEFINITION

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the applicable Nevada Status which shall govern the construction of these Bylaws.

         Without limiting the foregoing, the masculine gender where used included the feminine and neuter, the singular number includes the plural, and the plura number includes the singular, "shall" is mandatory and "may" is permissive; and "person" includes the Corporation as well as a natural person.

                                   ARTICLE IX

                              AMENDMENTS TO BYLAWS

         These Bylaws may be amended at any time by a majority vote of the Board of Directors or by a majority vote of the outstanding shares held by the shareholders of the corporation.